Note 6 - Supplemental Balance Sheet and Cash Flow Information - Accounts Payable, Accrued Expenses and Other Liabilities (Details) - USD ($) $ in Thousands	Mar. 31, 2022	Dec. 31, 2021
Costs of construction	$ 5,621	$ 3,450
Employee compensation and benefits	1,689	2,497
Interest	1,735	2,063
Transaction costs	1,805	2,048
Other	1,221	901
Accounts Payable and Accrued Liabilities, Total	$ 12,071	$ 10,959